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                                                                   EXHIBIT 10.17

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                         ALTERNATIVE SERVICING AGREEMENT
                                     BETWEEN
                 PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
                                       AND
                        THE FIRST MARBLEHEAD CORPORATION

     THIS AGREEMENT is made this day of October, 2001, by and between the Pennsylvania Higher Education Assistance Agency, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North Seventh Street, Harrisburg, Pennsylvania 17102 (herein called the "Servicer"), and The First Marblehead Corporation, having an address at 30 Little Harbor, Marblehead, Massachusetts 01945.

                                    RECITALS

     WHEREAS, the Servicer is in the business of servicing privately insured alternative student loans and other education loans for lenders; and

     WHEREAS, Program Lender (defined below), The Education Resource Institute ("TERI") and The First Marblehead Corporation (herein called "FMC"), have created a group of education loan programs, all of which are described in the Program Guidelines and guaranteed by TERI ("TERI Loans); and

     WHEREAS, FMC desires to utilize the expertise of the Servicer to service the TERI Loans as and when they are purchased by FMC or its designee.

     NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and the fees to be paid by FMC to the Servicer, and intending to be legally bound, the parties to this Agreement do hereby agree to the following:

     SECTION 1.  DEFINITIONS

     1.1. "Account" means the Student Loans collectively of an individual Borrower of a loan.

     1.2. "Agreement" means this Alternative Servicing Agreement, including each schedule provided for herein and each amendment hereafter adopted.

     1.3. "Borrower" means an individual who is the maker of a promissory note and who obtains a Student Loan in accordance with the "Regulations" as set forth in Section 1.11.

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PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

     1.4. "Business Days" means a day of the year other than a Saturday or Sunday, or a day on which the Servicer or FMC is required or authorized by law to remain closed, and on which either does remain closed.

     1.5. "FMC" means The First Marblehead Corporation in its capacity as Program Manager and Securitization Sponsor, as defined in the Program Guidelines, and as a party entitled to Servicing of TERI Loans under this Agreement, which rights the parties contemplate will be, with respect to pools of Student Loans, assigned to Permitted Assignees pursuant to Section 11.4 hereof. FMC shall not actually receive Services nor have liability under this Agreement unless and until FMC becomes an Owner of Student Loans.

     1.6. "Insurer" means The Education Resources Institute, Inc. ("TERI") or such other private insurance agencies as the parties may mutually agree upon from time to time.

     1.7.      "Owner" means a Permitted Assignee that purchases Student Loans.

     1.8. "Permitted Assignee" means an SPE, as defined below, and any financial institution, bond insurer, guaranty agency, indenture trustee, lender's collateral agent or other substantially similar party to whom rights under this agreement are assigned as security in a financing transaction to which the SPE is a party.

     1.9. "Program Guidelines" means the Underwriting, Origination and Loan Term Guidelines for EDUCATION ONE K-12 Loan Program, EDUCATION ONE Undergraduate Loan Program, EDUCATION ONE Graduate Loan Program, and EDUCATION ONE Continuing Education Loan Program, all as approved and adopted by TERI. The term also refers to any other loan program guidelines governing loans guaranteed by TERI that the parties hereto may designate as covered by this Agreement in a written supplement to this Agreement.

     1.10. "Program Lender" means Bank One, National Association, and such other lenders making loans guaranteed by TERI and serviced by Servicer as the parties may designate as covered by this Agreement in a written supplement to this Agreement ___________________.

     1.11. "Regulations" means any rule, regulations, instruction, procedure or servicing guidelines issued by the Insurer and approved by FMC and Servicer, including without limitation the Servicing Guidelines for TERI Loan Programs serviced at SLSC/GLC, revised 9/27/00.

     1.12. "Securitization Transaction" means the purchase of a pool of Student Loans by an SPE, in connection with which Servicer agrees to execute a Servicer Consent Letter in substantially the form of Schedule A.

     1.13. "Servicer Consent Letter" means a letter substantially in the form of

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PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

Schedule A, to be executed by Servicer, FMC, and an SPE in connection with each Securitization Transaction.

     1.14. "Service", "Services", "Serviced", "Servicing" used in connection with a Student Loan or Student Loans means to perform the procedures of a continuing nature required of the Servicer pursuant to this Agreement in accordance with the Regulations.

     1.15. "Special Purpose Entity" or "SPE" means a trust, corporation or limited liability company organized by FMC and engaged solely in the business of purchasing Student Loans and engaging in financing and/or securities transactions to obtain funds to purchase such Student Loans.

     1.16. "Student Loan" means any of, and "Student Loans" means all, the TERI Loans executed by a Borrower, insured by the Insurer, funded by Program Lender and purchased by FMC or an SPE, and serviced by the Servicer pursuant to this Agreement.

     1.17. "Trustee" means the Permitted Assignee having a lien or security interest in a pool of Student Loans, which lien or security interest is held for the benefit of investors or lenders providing funds in such Securitization Transactions.

     SECTION 2.  SCOPE OF AGREEMENT

     The Servicer agrees, in consideration of certain fees, to perform certain Services as set forth in the Agreement, Schedules and Exhibits and any additional services which FMC requests and the Servicer agrees to provide relative to the Servicing of Student Loans, for which account information and/or documentation shall be delivered to the Servicer. Specifically and without limitation, Servicer agrees to Service the Student Loans in accordance with the Regulations.

     SECTION 3.  TERM OF AGREEMENT

     This Agreement shall commence on the date above written and shall continue until such time as the principal of and interest on the Student Loans which are subject to this Agreement are paid in full unless terminated by either party pursuant to Section 12.

     SECTION 4.  DUTIES OF FMC AND THE SERVICER

     4.1. LOST OR DAMAGED RECORDS. In the event that records or other data submitted to the Servicer for processing should be lost or damaged while in the possession, control or custody of the Servicer or its agents, such lost or damaged records or data shall be reproduced by the Servicer at the Servicer's own cost and expense from microfilm duplicates in the Servicer's possession or under the Servicer's control.

     4.2. SYSTEM CHANGES. The Servicer has the right to change any part or all of its equipment, its servicing system, computer programs, and its procedures relating to the manner of or the methodology used in servicing the Student Loans, provided however,

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PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

that in no event shall such change abrogate or in any way modify the obligations of the Servicer with respect to the substantive provisions of this Agreement, specifically all requirements of the Regulations, the quality of the Service or the compliance requirements set forth herein. It is specifically understood that the intent of this paragraph is to allow the Servicer flexibility over the methods and techniques of Servicing subject to full compliance with the substantive terms of this Agreement. The Servicer agrees to give FMC ninety (90) days advance written notice and description of any material discretionary change in its computer system or procedures which will significantly affect FMC's operations. Servicer shall test each material discretionary change to the extent Servicer believes necessary to determine that such change will not result in adverse consequences to FMC. Upon request of FMC, Servicer will provide reasonable information to FMC as to the nature and effect of the change.

     4.3. SYSTEM ACCESS. FMC may obtain access to the Student Loan files maintained on the Servicer's servicing system by executing the Remote Time-Share Services Agreement.

     4.4. REPORTS. During the term of this Agreement, the Servicer shall promptly and routinely furnish FMC, sorted by SPE Owner, copies of all material reports, records, and other documents and data as required by the Regulations or as otherwise required by this Agreement, including the reports listed in Schedule B. All correspondence received by the Servicer relating to individual Borrower Accounts shall be maintained by the Servicer as required under this Agreement and shall be made available to FMC during Servicer's normal business hours. The Servicer shall furnish in good condition all forms and supplies as specified in the Schedule(s) and any written and signed amendments thereto.

     4.5. GOVERNMENTAL REPORTING. The preparation and submission of any and all governmental reports or requests for data shall be the responsibility of FMC. The Servicer will, however, supply supporting data and reports as required by this Agreement and the attached Schedules or such other information as may be reasonably required under this Agreement to enable FMC to fulfill Insurer or governmental reporting requirements, and subject to the Management Information and Operations Staff Services Support Fees under Section II.8(a) of the Fee Schedule attached hereto, such information as may be reasonably required under this, in effect from time to time.

     4.6. REPORTS TO CREDIT BUREAUS. The Servicer shall provide any and all reports on Accounts serviced hereunder required by the Regulations promulgated thereunder, as amended from time to time, to the appropriate credit bureau or credit information service and shall correct any errors caused by the incorrect reporting of information.

     4.7. COLLECTIONS. All sums received by the Servicer with respect to any Student Loans, whether attributable to principal or interest shall be received in trust for the benefit of FMC. All funds received on behalf of Borrowers will be deposited in a Servicer-owned and maintained clearing account, that is a separate account in which funds are not commingled with non-collection account funds. Within two (2) Business Days of receipt,

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PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

or as mutually agreed upon, all available funds for Student Loans will be electronically transmitted to an account designated by FMC.

     SECTION 5.  AFFIRMATIVE COVENANTS

     From the date hereof and until termination of this Agreement, the Servicer covenants and agrees to the following:

     5.1. CUSTODY PROCEDURE. The Servicer shall hold all promissory notes and related documents Serviced hereunder on behalf of FMC and the secured party, if any, under the applicable Securitization Transaction. The Servicer shall maintain all original promissory notes in a fire resistant vault equipped with a security locking system. Microfilm of all promissory notes and related documents shall be maintained on-site at the Servicer's Servicing center located at 1200 North Seventh Street, Harrisburg, Pennsylvania 17102 and at an off-site facility in a fire resistant vault with a security locking system. FMC or designated agent shall have the right to inspect all security procedures during Servicer's regular business hours. The Servicer will provide FMC with sixty (60) days advance notice of any change in the physical location, external to the Servicer's Servicing center, including a relocation of the Servicer's Servicing center, of the promissory notes and related documents. All promissory notes at all times shall be stored in a state other than the State of Louisiana.

     5.2. LAWS AND REGULATIONS. The Servicer shall perform all of its obligations hereunder in accordance with the Regulations, and agrees to Service the Student Loans in accordance with applicable laws which pertain to the Servicing thereof.

     5.3. GOVERNMENT APPROVALS. The Servicer shall remain duly qualified to do business in all jurisdictions necessary to carry out its obligations under this Agreement.

     5.4. INSURANCE. The Servicer shall, at all times and at the Servicer's cost and expense, keep in full force and effect a Fidelity and Crime Policy covering employee theft as issued on behalf of the Commonwealth of Pennsylvania. The Servicer shall also maintain an Employee Liability Self-Insurance Program coverage as issued on behalf of the Commonwealth of Pennsylvania and such coverage shall be limited to $250,000.00 on any one loss. At the time of execution of this Agreement, the Servicer shall provide FMC with a copy of said policy upon FMC's request.

     5.5. FINANCIAL REPORTS OF SERVICER. The Servicer will provide for an independent, annual audit of its financials, an annual third party review of the Servicer's Student Loan Servicing system and an annual review of agreed upon procedures on the Servicer's third party Servicing operations, upon request by FMC, within sixty (60) days of publication. FMC warrants to the Servicer that such audits and financial statements shall not be disclosed or in any way communicated to third parties without the express written consent of the Servicer, other than to FMC's legal counsel and to employees of FMC directly concerned with this Agreement, all of whom will be bound by this confidentiality provision and that of Section 11.7 of this Agreement.

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PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

     5.6. ANNUAL STATEMENT AS TO COMPLIANCE. The Servicer shall deliver an annual report to FMC and the Trustee on or prior to March 31 of each year commencing March 31, 2002, signed by a Servicing officer of the Servicer, stating that (a) a review of the activities of the Servicer, and the Servicer's performance under this Agreement, for the previous twelve (12) months ending December 31 has been made under such Servicing officer's supervision and (b) certifying to the best of such officer's knowledge, based on such review, the Servicer has or has caused to be performed all of its obligations under this Agreement throughout such year and that no default has occurred, or, if such a default has occurred and is continuing, specifying each such event, the nature and status thereof and the steps necessary to remedy such affair.

     5.7. ANNUAL INDEPENDENT PUBLIC ACCOUNTANT'S SERVICING REPORTS. The Servicer shall cause a firm of independent public accountants to furnish to FMC and the related Trustee on or before March 31 of each year, commencing March 31, 2002, a report relating to the previous twelve (12) months ending December 31 to the effect that such accountants have examined this Agreement, the Regulations, and records relating to the Servicing of the Student Loans (which procedures, manuals and records shall be described in one or more schedules to such statement), that such accountants have compared the information contained in the Servicer's reports in the relevant period with information contained in the accounts and records relating to the Servicing of the Student Loans for such period, and that, on the basis of such examination and comparison, nothing has come to the attention of such accountants to indicate (i) that the Servicing of the Student Loans has not, during the relevant period, been in compliance with the Regulations and in accordance with this Agreement, (ii) that such accounts and records have not been maintained in accordance with this Agreement, (iii) that the information contained in the Servicer's reports does not reconcile with the information contained in such accounts and records or (iv) that the Servicer's reports or the accounts and records have not been properly prepared and maintained in all material respects, except in each case for (a) such exceptions as such accountants shall believe to be immaterial and (b) such other exceptions as shall be set forth in the Servicer's reports. All costs associated with the performance of the report of either the public accounting firm or the Servicer shall be paid by FMC.

     SECTION 6.  CHARGES AND PAYMENTS

     6.1. RATE CHANGE. The Servicer shall provide all aspects of the Services at its sole cost and expense, except as otherwise provided by this Agreement, and shall be compensated as set forth herein and in the Fee Schedule attached hereto. To the extent that an increase occurs in the costs incurred by the Servicer in providing the Services hereunder whether due to: (a) changes in the Regulations, (b) legislative and regulatory changes beyond the control of the Servicer which pertain to the manner of servicing of the Student Loans in accordance with Section 5.2 herein, (c) changes in United States Postal Service postage rates, (d) material changes requested by FMC in the Services provided herein, the Servicer shall have the right to make a compensating increase to the Servicing fees set forth herein and in the Fee Schedule. The Servicer shall give FMC

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PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

thirty (30) days prior written notice before implementing any such increase in Servicing fees pursuant to this Section 6.1.

     6.2. INVOICES. Invoices for the Servicer's Services shall be rendered by the Servicer after each month end with payment to be paid by FMC within twenty (20) days of the invoice date. If full payment is not received within thirty (30) days of the invoice date, except as to amounts which are under dispute, the Servicer may assess an interest charge of 1.25% per month (15% Annual Percentage Rate) on the unpaid balance from the date of initial billing until fully paid. If full payment is not received within sixty (60) days from the date of the invoice, except as to amounts which are under dispute, such non-payment shall constitute a default hereunder and shall entitle the Servicer at any time thereafter, to notify FMC (and any affected Permitted Assignee named in a Servicing Consent Letter) of such default and if such default is not cured within thirty (30) days from the date of such notice, the Servicer at its option, may immediately terminate this Agreement. FMC shall report any disputes to the Servicer regarding an invoice for Services hereunder, within sixty (60) days of the invoice date, and the Servicer shall research FMC's account and respond to FMC. If FMC does not report any disputes regarding an invoice for Servicing within sixty (60) days of the invoice date, FMC is deemed to have accepted the invoice and the amount due and payable therein, and the Servicer shall not be responsible for researching FMC's account, regarding such invoice, thereafter.

     SECTION 7.  REPRESENTATIONS AND WARRANTIES

     The Servicer represents and warrants to FMC (and these warranties and representations shall be deemed continuing and repeated as of the date each Student Loan shall become subject to this Agreement) as follows:

     7.1. EXISTENCE. The Servicer is a public corporation duly organized and validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and is duly qualified to do business in all jurisdictions where its failure to so qualify would materially impair its ability to perform its obligations under this Agreement.

     7.2. RIGHT TO ACT. No registration with or approval of any governmental agency (except for approval as to form and legality by the Attorney General for the Commonwealth of Pennsylvania) is required for the due execution and delivery or enforceability of this Agreement. The Servicer has legal power to execute and deliver this Agreement under the laws of Pennsylvania and to perform such Services and observe the provisions herein under the laws of Pennsylvania. By executing and delivering this Agreement, and by performing and observing the provisions of this Agreement, the Servicer will not violate any existing provision of its Articles of Incorporation or its bylaws or any applicable law or violate or otherwise become in default under any existing contract or other obligation binding upon the Servicer. The officers executing and delivering this Agreement have been duly authorized to do so, and this Agreement is legally binding upon the Servicer and enforceable against the Servicer in every respect.

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PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

     SECTION 8.  LIABILITY

     The Servicer agrees to pay for any claim, loss, liability or expense, including reasonable attorney's fees, which arises out of or relates to the Servicer's acts or omissions with respect to the Services provided under this Agreement (including, without limitation, any refusal of the Insurer to pay any claim based on Servicer's failure to conform to the Regulations), where the final determination of liability on the part of the Servicer is established by an arbitrator, by a court of law or by way of settlement agreed to by the Servicer. This provision shall not be construed to limit the Servicer's or FMC's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement. This provision shall take effect as of the date on which each individual Student Loan is converted to the Servicer's servicing system and shall apply to default claims rejected or paid subject to penalty due to errors on the part of the Servicer which occur after the date of conversion to the Servicer's system.

     The maximum liability on the part of the Servicer under this Agreement for all losses incurred by FMC on Student Loans Serviced by the Servicer as a result of Servicing deficiencies shall not exceed ten percent (10%) of the aggregate initial principal amount of all loans serviced by the Servicer and securitized by FMC or its affiliate The National Collegiate Trust, a Delaware business trust.

     FMC agrees to pay for any claim, loss, liability or expense, including reasonable attorney's fees and court costs, arising out of or relating to FMC's acts or omissions with respect to the Student Loans covered by this Agreement, where the final determination of liability on the part of FMC is established by an arbitrator, by a court of law or by way of settlement agreed to by FMC. This provision shall not be construed to limit FMC's or the Servicer's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

     SECTION 9.  FORCE MAJEURE

     If either party is rendered unable, wholly or in part, by a force of nature outside the control of the parties (including, but not limited to, acts of God, acts of war, epidemics, fire, earthquakes or other disasters) to carry out its obligations under this Agreement, that party shall give to the other party prompt written notice to that effect; upon receipt of the written notice, the affected obligations of the party giving the notice shall be suspended so long as such party is unable to so perform and such party shall have no liability to the other for the failure to perform any suspended obligation during the period of suspension; however, the other party may at its option terminate this Agreement if the inability to perform continues for a period in excess of twenty
(20) days. The foregoing provision is not intended to relieve the Servicer of its obligations to maintain a plan as set forth in Section 11.12 herein.

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PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

     SECTION 10. DISPUTES

     In the event of any dispute or disagreement between the parties hereto either with respect to the interpretation of any provision of this Agreement or with respect to the performance hereunder by the Servicer or by FMC, each of the parties will appoint, no later than thirty (30) days after the dispute or disagreement has arisen as evidenced in writing by one of the parties, a designated officer to meet for the purpose of endeavoring to resolve such dispute or to negotiate for an adjustment to such provision. In case no agreement is reached, a third designated person may be appointed upon mutual agreement to resolve such dispute or to negotiate with the previously designated officers to negotiate for an adjustment to such provision. No formal proceedings for the judicial resolution of the initially designated dispute may be commenced until either of the designated officers concludes in good faith that amicable resolution through continued negotiations of the matter in issue does not appear likely. In no event shall such dispute resolution procedure continue for more than sixty (60) days after the appointment of the initially designated officers, after which period of time FMC may choose to seek a final determination of liability on the part of the Servicer by a court of law as set forth in
Section 8 herein.

     SECTION 11. MISCELLANEOUS PROVISIONS

     11.1. INSPECTIONS. The Servicer and the Services and all records and reports specifically relating thereto shall be subject to review, audit and copying by FMC, its designated representative and/or the Comptroller of the Currency or any other regulatory body or supervisory agency having jurisdiction over FMC, and external and internal auditors, upon no less than sixty (60) days notice to the Servicer, and then at such times as are mutually agreed upon between FMC and the Servicer. Such review, audit and copying shall be conducted, unless otherwise mutually agreed upon, at the Servicer's principal office set forth above or as otherwise maintained by the Servicer. On-site examination of documents held in safekeeping and microfilm records or related documentation will be performed with as little disruption as possible to the Servicer's normal operation. All questions arising during the course of the audit will be coordinated by the chief auditor and directed to the individual(s) designated by the Servicer. The Servicer will designate a sufficient number of liaison personnel so as to be able to respond timely to audit questions. All FMC's out-of-pocket expenses, non-Servicer personnel costs and copying expenses relating to such review, audit and copying shall be borne by FMC.

     11.2. NOTICES. All notices, approvals, consents, requests or other written communications regarding this Agreement are to be addressed as noted below.

               If to FMC:      Daniel M. Meyers
                               The First Marblehead Corporation
                               30 Little Harbor
                               Marblehead, MA 01945

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PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

               If to Servicer: Senior Vice President, Marketing & Client Affairs
                               Pennsylvania Higher Education Assistance Agency 1200 North Seventh Street
                               Harrisburg, Pennsylvania 17102

     11.3. RELATIONSHIP. The parties to this Agreement intend that the Servicer shall render the Services contemplated by this Agreement as an independent contractor. The Servicer and its employees, agents, and servants are not to be considered agents or employees of FMC, for any purpose whatsoever. Nothing herein contained, nor any action taken by the Servicer under this Agreement, shall be deemed or construed to give the Servicer any right, title or interest either in law or in equity in and to any Student Loan Account being Serviced by Servicer.

     11.4. ASSIGNMENTS. Assignment of Servicing and Future Servicing after Sale of Student Loans.

     (i) ASSIGNMENT BY THE SERVICER. This Agreement and all the rights and obligations of the Servicer hereunder may not be assigned or subcontracted by the Servicer without the prior written consent of FMC which consent shall not be unreasonably withheld; provided however, the Servicer may subcontract for skiptracing purposes without such consent. FMC's consent to subcontract shall not release the Servicer from its obligations under this Agreement.

     (ii) ASSIGNMENT TO PERMITTED ASSIGNEE. As described in the Program Guidelines, the parties contemplate that: (a) pools of Student Loans will be sold by the Program Lender to SPEs in Securitization Transactions sponsored by FMC from time to time, and Permitted Assignees will receive a collateral assignment of the Student Loans in each Securitization Transaction; and (b) at the same time and as part of the same transaction, FMC will assign its rights under this Agreement to obtain Servicing of said Student Loans to said SPEs, which rights may be further assigned to Permitted Assignees, so that said Student Loans will be Serviced by Servicer under the terms of this Agreement, following execution by the parties of a Servicer Consent Letter substantially in the form of Schedule A. Servicer agrees that upon the assignment of FMC's rights under this Agreement with respect to a pool of Student Loans to a Permitted Assignee and the execution by the parties of a Servicer Consent Letter, all obligations of FMC under this Agreement with respect to such Student Loans, including without limitation the obligation to pay fees set forth in the Fee Schedule, shall cease and all rights and obligations of FMC under this Agreement with respect to such Student Loans shall inure to the SPE and the Permitted Assignees.

     (iii)     NOTICE REQUIREMENT PRIOR TO SALE OF STUDENT LOANS. FMC shall use

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PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

               reasonable efforts to notify the Servicer, in writing, sixty (60) days prior to any sale of Student Loans, currently housed on the Servicing system as to (a) the anticipated sale date and (b) the characteristics of the exact Student Loans to be sold. The actual sale date will be provided five (5) days prior to the sale. Upon receipt of the above initial notice, the Servicer will provide FMC with available transfer dates within thirty (30) days. Actual transfer dates shall be mutually agreed upon.

     (iv)      SERVICING OBLIGATIONS AFTER SALE OF STUDENT LOANS.

               (a) THE SERVICER'S OFFER OF CONTINUED SERVICING. With respect to any Student Loans which are sold, assigned or transferred by a Permitted Assignee, upon the Servicer's receipt of a notice from such Permitted Assignee that it intends to sell, assign or transfer any or all of the Student Loans which are being Serviced hereunder, the Servicer shall contact the intended purchaser, assignee or transferee (collectively, the "Transferee") and offer to Service such Student Loans for the Transferee for the balance of the term of this Agreement (and, at the option of the Transferee, any extensions thereof) as follows: (1) under terms and conditions which are no less favorable than those terms and conditions which are contained in this Agreement; and (2) if the Transferee or an affiliate, parent, subsidiary or other entity related to the Transferee (collectively, a "Related Entity") has entered into a servicing agreement with the Servicer, under the terms and conditions of any such agreement. This subsection shall not apply to an assignment to a Permitted Assignee pursuant to subsection 11.4(ii).

               (b) LIABILITY OF PERMITTED ASSIGNEE UPON TRANSFEREE'S ACCEPTANCE OF SERVICER'S OFFER TO SERVICE STUDENT LOANS.

                    If the Transferee accepts the offer described in subsection (iv)(a)(1) or (iv)(a)(2), the Permitted Assignee shall have no further obligation or liability to the Servicer hereunder with respect to such Student Loans, and the Early Termination Fees set forth in the Fee Schedule shall not be due and payable. If the Transferee does not elect to have the Servicer continue Servicing the Student Loans, the Permitted Assignee shall pay the Early Termination Fees set forth in the Fee Schedule. This subsection shall not apply to an assignment to a Permitted Assignee pursuant to subsection 11.4(ii).

     11.5. LIMITATION OF THE SERVICER'S RIGHTS. Nothing contained herein, nor any action taken by the Servicer under this Agreement, shall be deemed or construed to give the Servicer any right, title or interest either in law or equity in and to any Student Loans Serviced hereunder.

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

     11.6. EXCLUSIVE AGREEMENT. Nothing contained herein shall be construed to create an exclusive arrangement between the parties, and the Servicer understands and agrees that FMC may enter into other agreements for Servicing Student Loans in the future.

     11.7. CONFIDENTIAL INFORMATION. During the term of this Agreement, and thereafter, each party and its respective agents and employees will maintain the confidentiality of all data, materials and information disclosed and entrusted to it by the other party which relate to the business relationship of the parties. The Servicer agrees to keep the names and addresses of Borrowers in strictest confidence, except as shall be necessary to communicate the information to its officers and employees or to FMC in connection with its obligations under this Agreement and except as required by applicable law or Regulations. Specifically and without limitation:

               (a) In accordance with Title V of the Gramm-Leach-Bliley Act (the "GLB Act") and Federal Reserve Board Regulation P ("regulation P"), Servicer agrees to respect and protect the security and confidentiality of any "nonpublic personal information" (as defined in the GLB Act and Regulation P) it receives concerning Student Loans and Borrowers including, where applicable, the restrictions on the re-use and disclosure of such information set forth in the GLB Act and Regulation P.

               (b) Servicer agrees to use all information it receives concerning Student Loans and Borrowers including, without limitation, nonpublic personal information described in Section 11.7(a), solely for purposes of providing the Services.

Nothing in this Section shall restrict or prohibit FMC or any Permitted Assignee from disclosing the existence or content of this Agreement in connection with required disclosures for a Securitization Transaction.

     11.8. SURVIVAL OF WARRANTIES AND OBLIGATIONS. The representations and warranties of the Servicer shall survive the termination of this Agreement and the obligations and duties of the Servicer shall survive the termination of this Agreement as set forth in this Agreement.

     11.9. ENTIRE UNDERSTANDING. This Agreement herewith including all Exhibits attached thereto, represent the entire understanding of the parties with respect to their subject matter, and supersede all previous discussions and correspondence with respect thereto, and no representations, warranties or agreements, express or implied, of any kind with respect to such subject matter have been made by either party to the other, except as expressly set forth herein or in such other agreements.

     11.10. TAXES. FMC shall be responsible for the payment of Pennsylvania Sales Tax on the Services provided hereunder, if applicable. However, Servicer represents and warrants that as of the date of this Agreement, with respect to the Services provided for

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

herein, no such sales tax is due.

     11.11. INTERPRETATION OF DOCUMENTS. In the event of a conflict between the Servicing Agreement and the Exhibits attached hereto, the Servicing Agreement shall control.

     11.12. DISASTER RECOVERY PLAN. The Servicer agrees to maintain a viable disaster recovery plan for the Services which includes, among other things, provision for the remote storage of computer software and data, for the remote storage of copies of loan documentation, the availability of a location for off-site computer services and for the time frames within which the Services may be resumed. The Servicer shall periodically test the data processing functions of its disaster recovery plan and shall update in a timely manner (it being the Servicer's present intentions to test annually) such disaster recovery plan. Upon request from FMC, the Servicer shall provide FMC with a summary report of the results of such testing. FMC, or its designated representative, shall be entitled to review such disaster recovery plan from time to time during the term of this Agreement at the Servicer's place of business. In the event of a natural or other disaster beyond the Servicer's control that interrupts the Servicer's performance of any such Services for any period, the Servicer shall promptly respond to such disaster in accordance with the procedures contained in the disaster recovery plan in order to resume performance of such Services.

     11.13. REPORTS. The Servicer shall, without additional charge or cost to FMC, prepare by Securitization Transaction, and deliver to FMC such monthly, quarterly or annual reports for Student Loans Serviced by the Servicer as set forth in Schedule B.

     11.14. COOPERATION. FMC and the Servicer agree that they will cooperate fully with one another in order to carry out the terms and provisions of the Agreement during the term of this Agreement and during all periods in which Student Loans are processed and Serviced by Servicer. Cooperation under this Section shall include, but not be limited to, each party using reasonable means to ensure successful, normal, daily processing of Student Loans and related operations and functions. Each party agrees to support the reasonable routine efforts of the other party and to work to resolve any disputes which may arise during such periods referenced above, and to continue to work together in a professional, business-like manner during all phases, functions and processes defined in this Agreement.

     11.15. AUTHORIZATION. Each of the undersigned represent that he or she has the authority to execute this Agreement on behalf of the respective party.

     11.16. AMENDMENTS; CHANGES; MODIFICATIONS. This Agreement, Exhibits or Schedules (a) may be amended, supplemented, or modified only by written instrument duly executed by FMC and the Servicer; (b) shall be incorporated into this Agreement (c) shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; and (d) except as provided in Section 12 hereof, may not be terminated or assigned by any party hereto without the prior written consent of the

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

other parties provided however the Servicer may subcontract for collections and skiptracing purposes without prior written consent of FMC.

     11.17. NO WAIVER. Any failure by FMC or the Servicer to insist upon the strict performance by the other of any of the terms and provisions of this Agreement shall not be deemed to be a continuing waiver of any such terms and provisions, and notwithstanding any such failure, such party shall have the right thereafter to insist upon the resumption of strict performance by the other of any and all of the terms and provisions hereof. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     11.18. OPINION OF OUTSIDE COUNSEL. At the time of the execution of this Agreement the Servicer agrees to provide to FMC an opinion of its outside counsel, in form and substance satisfactory to counsel for FMC, that the representations and warranties set forth in Section 7.2 are true and correct.

     SECTION 12. TERMINATION

     12.1. BORROWER'S STUDENT LOAN. This Agreement shall terminate as to a specific Borrower's Student Loan at the close of the month during which the principal, interest, and late charges, if any, have been fully paid and remitted to FMC, the Borrower has been notified that the Student Loan has been paid in full, or at the close of the month during which notification is given to the Servicer that a claim for guarantee/insurance relating to the Student Loan has been paid by the Guarantor, or upon the sale or transfer of a specific Borrower's Student Loan where the Servicer does not continue Servicing such Student Loan subject to the provisions set forth in Section 11.4 herein.

     12.2. TERMINATION BY FMC. This Agreement may be terminated at the option of FMC without charge to FMC upon the occurrence of any of the following:

     (i) Any of the representations or warranties made in or pursuant to this Agreement are not true or erroneous in any material respect;

     (ii) The Servicer's failure to perform or observe any of the provisions or covenants of this Agreement in any material respect;

     (iii) If the Servicer shall (a) discontinue business, or (b) generally not pay its debts as such debts become due, or (c) make a general assignment for the benefit of creditors, or (d) admit by answer, default or otherwise the material allegations of petitions filed against it in any bankruptcy, reorganization, insolvency or other proceedings (whether federal or state) relating to relief of debtors, or (e) suffer or permit to continue unstayed and in effect for thirty (30) consecutive days, any judgement, decree or order, entered by a court of competent jurisdiction, which approves a petition seeking its reorganization or appoints a receiver, custodian, trustee, interim trustee or liquidator for itself or all or a substantial part of

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

               its assets, or (f) take or omit any action in order thereby to effect any of the foregoing;

     In the event of an event of default as set forth in Section 12.2(i) or (ii) above, the Servicer shall have the right to cure any such breach or error to FMC's full satisfaction within one hundred and twenty (120) days of written notice from FMC.

     In the event FMC fails to cure such default and the Agreement is terminated pursuant to Section 12.2(i), (ii) or (iii), or in the event that this Agreement is terminated pursuant to Section 12.1 as to a given Student Loan when said Student Loan is paid in full, there will be no charge to FMC for Early Termination Fees or Record Return/Deconversion Fees. In the event the Agreement is terminated prior to the end of the initial term for any reason other than stated above, FMC shall be responsible for the payment of Early Termination Fees as detailed in the Fee Schedule.

     12.3. TERMINATION BY THE SERVICER. This Agreement may be terminated at the option of the Servicer upon the occurrence of any of the following:

     (i) FMC's failure to perform or observe any of the material provisions or covenants of this Agreement which affect the Servicer's ability to perform;

     (ii) If FMC shall (a) discontinue business, or (b) generally not pay its debts as such debts become due, or (c) make a general assignment for the benefit of creditors, or (d) admit by answer, default or otherwise the material allegations of petitions filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether federal or state) relating to relief of debtors, or (e) suffer or permit to continue unstayed and in effect for thirty (30) consecutive days, any judgement, decree or order, entered by a court of competent jurisdiction, which approves a petition seeking its reorganization or appoints a receiver, custodian, trustee, interim trustee or liquidator for itself or all or a substantial part of its assets, or (f) take or omit any action in order thereby to effect any of the foregoing;

     (iii)     Pursuant to Section 6.2 of this Agreement.

     In the event of an event of default as set forth in Section 12.3(i) or (ii) above, FMC shall have the right to cure any such breach or error to Servicer's full satisfaction within one hundred and twenty (120) days of written notice from Servicer.

     In the event the Servicer fails to cure such default and the Agreement is terminated pursuant to Section 12.3(i), (ii) or (iii), FMC shall pay Servicer the Early Termination Fee set forth in the Fee Schedule.

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

     12.4. RECORD RETURN/DECONVERSION. Upon termination of this Agreement or upon termination of this Agreement with respect to any particular Student Loan or Loans whether by virtue of the passage of time or otherwise, the Servicer shall, regardless of any FMC default or any other reason, return to FMC all records, data processing records, reports, documents and correspondence, including original promissory notes, applications, payment histories, due diligence histories, and copies of microfilm documents maintained by the Servicer in connection with the Servicing of the Student Loans to which the Servicer asserts no legitimate proprietary right or which are not part of the records and reports maintained by the Servicer in connection with the Servicing of Student Loans generally. Upon the return of the Student Loan records belonging to FMC, FMC agrees to pay the Record Return/Deconversion Fee, as set forth in the Fee Schedule, to the Servicer, except under the circumstances specifically set forth in this Agreement, and such records will be returned to FMC by Servicer within sixty (60) days from the date of termination of this Agreement or as otherwise mutually agreed upon by the parties; provided, however, that in the event this Agreement is terminated by FMC pursuant to
Section 12.2(i), (ii), or (iii), then the Servicer shall return the records at its sole cost and expense and no Record Return/Deconversion Fee shall be payable.

     SECTION 13. LAW GOVERNING

     This Agreement is being delivered in and shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to any principles of conflict of laws.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the month, day and the year first-above written.

PENNSYLVANIA HIGHER                       THE FIRST MARBLEHEAD
EDUCATION ASSISTANCE AGENCY               CORPORATION


Name: /s/ Michael H. Hershock           Name:       /s/ Ralph James
     -----------------------                 ----------------------------------
      Michael H. Hershock

Title: President and CEO                Title:      COO
      ----------------------                  ---------------------------------

Date:    November 1, 2001               Date:       10-16-01
     -----------------------                 ----------------------------------

                                                    043295311
                                               ----------------------------
                                        Federal Tax Identification Number

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

Approved as to form and legality.                    Approved as to form and
legality.


---------------------------------       ----------------------------------------

PHEAA Legal Counsel                     Pennsylvania Deputy Attorney General

                                FEE SCHEDULE FOR
                         ALTERNATIVE SERVICING AGREEMENT

                             DATED OCTOBER 16, 2001

                                     BETWEEN
                 PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
                                       AND
                        THE FIRST MARBLEHEAD CORPORATION

I.   DEFINITIONS

     In addition to the words and terms elsewhere defined in this Agreement, the following terms shall have the following meanings unless the Agreement indicates a contrary meaning or intent:

     A. An "Account" is to refer to the promissory notes collectively of an individual Borrower of a particular Student Loan type in the same status and having the same Guarantor.

     B. An "Interim Account" is to refer to promissory notes collectively of an individual Student Loan Borrower (1) constituting an In-School (Enrolled) Account, or (2) a Grace Account.

     C. A "Repayment Account" is to refer to the promissory notes of an individual Student Loan Borrower under the terms of which the repayment period has commenced, and includes Accounts in deferment or forbearance.

     D. A "In-School (Enrolled) Account" is to refer to the promissory notes collectively of an individual Student Loan Borrower (1) with respect to which the Borrower is enrolled at an eligible institution on at least a half-time basis, and (2) under the terms of which the repayment period has not yet commenced.

     E. A "Grace Account" is to refer to the promissory notes collectively of an individual Student Loan Borrower (1) with respect to which the Borrower has ceased to be enrolled in an eligible institution on at least a half-time basis, and (2) under the terms of which the repayment period has not yet commenced.

     F. "Standard Conversion" means the conversion of a Borrower's Account from data provided in hard-copy format or on magnetic tape.

     G. "On-System Conversion" means the conversion of a Borrower's Account which the Servicer is currently Servicing for an owner or holder other than the current owner or holder.

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

     H. "Student Loan" is to refer to Student Loans serviced under the terms of the Alternative Servicing Agreement between Servicer and FMC dated ________________ __, 2001 and serviced in accordance with the Program Guidelines as defined in such Agreement.

II.  SERVICING FEES

1.   MONTHLY SERVICING FEES - INTERIM ACCOUNT STATUS:

          The Servicing fee for Student Loans in Interim Account Status shall be payable by the Owner on a pro-rated monthly basis and shall be equal to [**] basis points per annum based upon the ending principal balance at each month end.

     ([**] x ending principal balance at month end divided by [**])

2.   MONTHLY SERVICING FEES - REPAYMENT ACCOUNT STATUS:

     The Servicing fee for loans in Repayment Account Status shall be payable by the Owner on a pro-rated monthly basis and shall be equal to [**] basis points per annum based upon the ending principal balance at each month end:

     ([**] x ending principal balance at month end divided by [**])

3.   RETURN OF RECORDS/DECONVERSION

     The Owner shall pay for the return of Student Loan records belonging to the Owner, upon termination of this Agreement or with respect to any particular Student Loan, to the extent provided for under Section 12.4 of the Agreement, at its own cost and expense, not to exceed $[**] per Student Loan file.

4.   CLAIM PROCESSING FEE

     The Owner shall pay the claim processing fee for defaulted Student Loans at the rate of $[**] per claim package filed.

     Claim processing shall include, without limitation, presentation to Insurer of all documentation required under the Program Guidelines, in the form required thereunder.

5.   CURE SERVICING FEES: The Owner shall pay Cure Servicing fees as follows:

     (a)  For Owner Caused Cures,

          (i)     Monthly per Account Servicing fee;
          (ii) $[**] per Account for skiptracing activities, including letters and phone calls, if located;
          (iii) $[**] per Account if referred to a third party under contract with the

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

          Servicer for Cure/collection after successful location; and
          (iv) $[**] per Account if the guarantee is reinstated or a default claim is paid; or
          (v)     $[**] per Account if deconverted and returned to the Owner.

     (b) For Servicer Caused Cures, the Owner shall pay monthly, per Account, the Servicing fees as set forth in this Schedule. Any Servicing deficiency that voids or limits the guaranty under the Program Guidelines shall constitute a Servicer Caused Cure.

6.   SERVICING FEES FOR REINSTATEMENT OF ACCOUNTS TO SERVICER'S SERVICING SYSTEM

     The Owner shall pay a fee of [**] dollars ($[**]) per Student Loan Account to reinstate such Student Loan to Servicer's Servicing system, including, but not limited to defaulted Student Loans, and later reconverted to the Servicer's Servicing system.

7.   MISCELLANEOUS EXPENSES

     An additional amount for miscellaneous expenses will be billed for Services requested by the Owner, such as document transferal, special computer reports, mail and shipping costs, etc., not otherwise required to be furnished. Fees for computer projects will be billed at the following rates:

          (a)     Staff Services            -     $[**] per hour
          (b)     Computer Programmer       -     $[**] per hour
          (c)     Computer Analyst          -     $[**] per hour
          (d)     Computer Clock Hour       -     $[**] per hour

III. EARLY TERMINATION FEES

     In the event Owner is required pursuant to the Agreement to pay an Early Termination Fee, such Fee shall be assessed and paid to Servicer as follows:

     A.   $[**] per Account during the first year of the Agreement;

     B. $[**] less the product of ([**] percent ([**]%)X the number of years or portions thereof that this Agreement has been in effect X $[**]) per Account anytime after the first year of the Agreement.

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

PENNSYLVANIA HIGHER EDUCATION           THE FIRST MARBLEHEAD CORPORATION
ASSISTANCE AGENCY

By:    /s/ Michael H. Hershock          By:     /s/ Ralph James
    -------------------------------         ---------------------------

Name:     Michael H. Hershock           Name:     Ralph James
      -----------------------------           -------------------------

Title:    President & CEO               Title:    COO
       ----------------------------            ------------------------

Dated:                                  Dated:    10-16-01
       ----------------------------            ------------------------

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

                                  SCHEDULE A TO
                         ALTERNATIVE SERVICING AGREEMENT

                             DATED OCTOBER 16, 2001
                                     BETWEEN
                 PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
                                       AND
                        THE FIRST MARBLEHEAD CORPORATION

                             SERVICER CONSENT LETTER

                                     [DATE]

Pennsylvania Higher Education Assistance Authority
1200 North Seventh Street
Harrisburg, Pennsylvania 17102-1444

Attention: Senior Vice President, Marketing and Client Relations

Dear ________:

     Reference is hereby made to the Alternative Servicing Agreement, dated [Date], as amended, (the "Servicing Agreement") by and between Pennsylvania Higher Education Assistance Authority (the "Servicer") and The First Marblehead Corporation ("FMC"), a copy of which is attached hereto as Exhibit A. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Servicing Agreement. The parties hereto agree as follows:

     1. FMC hereby assigns its interest in the Servicing Agreement with respect to the Student Loans identified on the attached Schedule 1 (the "Student Loans") to [Name of Securitization SPE] ("SPE"), and Servicer hereby consents thereto.

     2. Servicer hereby consents to the assignment and to the grant by [SPE] of a security interest in the Servicing Agreement to [Name of Securitization Trustee] (the "Trustee"), as provided in the Indenture, dated as of [Date] between [SPE] and the Trustee (the "Indenture"), for the benefit of the holders of obligations of the SPE and MBIA Insurance Corporation (the "Bond Insurer").

     3. Servicer hereby confirms that it will not terminate the Servicing Agreement until the appointment of a successor servicer by [SPE], with the consent of the Bond Insurer for so long as Bonds are outstanding, unless such termination is due to a default by SPE under Section 6.2 or 12.3 thereof, or unless the Servicing Agreement otherwise expires in accordance with Section 12.1 thereof.

     4. [SPE] hereby confirms that (i) it will not terminate Servicer for cause pursuant to Section 12.2 of the Servicing Agreement (a) without the consent of the Bond

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

          Insurer for so long as Bonds are outstanding, and (b) until a successor servicer acceptable to the Bond Insurer is appointed, and
          (ii) it will terminate Servicer for cause pursuant to Section 12.2 of the Servicing Agreement, if directed by the Bond Insurer to do so.

     5. Servicer hereby confirms that it has complied with all the terms and satisfied all the conditions on its part to be performed or satisfied under the Servicing Agreement.

     6. Servicer hereby agrees to provide the Bond Insurer with copies of all notices, reports and other information at the same time and in the same manner in which such information is required to be given to FMC and [SPE] pursuant to the Servicing Agreement or other information as is reasonably requested by the Bond Insurer, if such other information is available to Servicer at the time of such requests. In addition, for so long as any Bonds are outstanding, any action that requires the consent of [SPE] under the Servicing Agreement, including without limitation, any amendment to the Servicing Agreement with respect to the Student Loans, shall also require the prior consent of the Bond Insurer.

     7. Servicer hereby agrees to provide the Bond Insurer, upon request, with its annual audited financial statements and its quarterly unaudited financial statements.

     8. Servicer hereby grants the Bond Insurer the right for so long as any of the Bonds remain outstanding, to perform ongoing due diligence review of Servicer's Servicing activities with respect to the Student Loans; provided that, such due diligence be conducted in a reasonable manner, convenient to both Servicer and the Bond Insurer. All costs associated with the performance of the due diligence review shall be paid by the SPE.

     9. It is expressly understood and agreed by the parties hereto that (a) this Letter is executed and delivered by [Owner Trustee], not individually or personally, but solely as Owner Trustee of [SPE] under the Trust Agreement dated as of [Date], with [SPE Sponsor], in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertaking and agreements by the Owner Trustee, but are made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any personal or individual liability on the Owner Trustee, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereby and by any person claiming by, through, or under the parties hereto, and (d) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Trust Related Documents.

     10. The parties hereto acknowledge and agree that for so long as any Bonds are

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

outstanding, the Bond Insurer is a third-party beneficiary hereof and of the Servicing Agreement, and the Bond Insurer shall have the right to exercise all rights of [SPE] under the Servicing Agreement.

     Please acknowledge your acceptance and agreement to the foregoing by signing and returning the enclosed duplicate letter.

                                               Very truly yours,


                                               The First Marblehead Corporation

                                               By:
                                                  ----------------------

                                               Name:
                                                    --------------------

                                               Title:
                                                     -------------------

Accepted and Agreed:


Pennsylvania Higher Education Assistance Authority

By:   Michael H. Hershock
   -----------------------

Name:
     ---------------------

Title:
      --------------------

[SPE NAME]

By: [Owner Trustee]

By:
   -----------------------

Name:
     ---------------------

Title:
     ---------------------

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
ALTERNATIVE LOAN SERVICING AGREEMENT FOR THE FIRST MARBLEHEAD CORPORATION

                                  SCHEDULE B TO
                         ALTERNATIVE SERVICING AGREEMENT
                             DATED OCTOBER 16, 2001
                                     BETWEEN
                 PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
                                       AND
                        THE FIRST MARBLEHEAD CORPORATION

                                REQUIRED REPORTS

 1.  Delinquency Summary
 2.  Reconciliation
 3. Loan Summary - (Must be on a loan by loan basis at the borrower level and be provided once per month on a mutually agreed upon schedule.)
 4.  Loan Summary by Status
 5. Transaction Detail - (Must be on a loan by loan basis at the borrower level and be provided once per month on a mutually agreed upon schedule.)

               FIRST AMENDMENT TO ALTERNATIVE SERVICING AGREEMENT

     This First Amendment to Alternative Servicing Agreement amends that certain Alternative Servicing Agreement dated as of October 16, 2001 ("Services Agreement") by and between the PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North 7th Street, Harrisburg, Pennsylvania 17102 ("Servicer") and THE FIRST MARBLEHEAD CORPORATION ("FMC") having an address at 30 Little Harbor, Marblehead, Massachusetts 01945. This First Amendment is dated as of November 1, 2001.

     Capitalized terms used in this First Amendment without definition have the meaning set forth in the Servicing Agreement.

     The Servicing Agreement is hereby amended as follows:

     1.   The last sentence of Section 4.7 is replaced with the following:

     "Within two Business Days of Receipt, all actually cleared available funds from Student Loans will be electronically transmitted to an account designated by FMC."

     2. The next to the last paragraph of Section 12.2, immediately following Subsection (iii), is amended by adding the following additional sentence:

     "Notwithstanding the foregoing, Servicer shall have the right to cure any breach of Section 4.7 of this Agreement within five (5) days (not 120 days) after written notice from FMC."

     3. In the last paragraph of Section 12.2, in the first line, the word "FMC" is replaced with the word "PHEAA."

     4.   The following provision is added as a new final paragraph in
     Section 8.

          If the Insurer rejects a claim on account of Servicer's failure to conform to the Regulations in servicing a Student Loan, the Servicer will start the cure process described in the Regulations for the purpose of reinstating Owner's claim against the Insurer.) Student Loans in such status are hereinafter referred to as Student Loans in "Cure Status". An indicator will be placed in the Student Loan record indicating the start (and the date) of Cure Status. Within twelve months of the initiation of Cure Status, if Insurance has not been reinstated in accordance with the Regulations, the Servicer shall purchase any such Student Loan by paying to Owner an amount equal to [**]. The Owner will assign its right, title, and interest in any promissory note to the Servicer where the Servicer has purchased such note. Within thirty (30) days after a final determination pursuant to Section 10 that Servicer was not responsible for causing the loss of Insurance, FMC will repurchase any and all such uninsured Student Loans for an amount equal to the purchase price plus any other costs incurred by Servicer in their purchase.

     5. In all other respects, the Servicing Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of November 1, 2001.

THE FIRST MARBLEHEAD                            PENNSYLVANIA HIGHER
CORPORATION                                     EDUCATION ASSISTANCE AGENCY


By:                                             By: /s/ Michael H. Hershock
   -----------------------------                   -----------------------------
Print Name:                                     Print Name: Michael H. Hershock
           ---------------------                           ---------------------
Title:                                          Title:       President & CEO
      --------------------------                      --------------------------
Date:                                           Date:           11/5/2001
     ---------------------------                     ---------------------------

Approved as to form and legality         Approved as to form and legality


/s/ Sheila Dau Lard
--------------------------------         ------------------------------------
PHEAA Legal Counsel                      Pennsylvania Deputy Attorney General

                                                                       011210-11

              SECOND AMENDMENT TO ALTERNATIVE SERVICING AGREEMENT

     This Second Amendment to Alternative Servicing Agreement amends that certain Alternative Servicing Agreement dated as of October 16, 2001 ("Services Agreement") by and between the PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North 7th Street, Harrisburg, Pennsylvania 17102 ("Servicer") and THE FIRST MARBLEHEAD CORPORATION ("FMC") having an address at 30 Little Harbor, Marblehead, Massachusetts 01945. This Second Amendment is dated as of November 1, 2001.

     Capitalized terms used in this Second Amendment without definition have the meaning set forth in the Servicing Agreement.

     The Servicing Agreement is hereby amended as follows:

     1. Subsection 12.2(ii) is amended by adding at the end the following parenthetical:

     "(including, without limitation, any breach of the provisions of section 4.7, all of which shall be deemed material)".

     2. In the last sentence of section 12.1, the word "Guarantor" is replaced by the word "insurer."

     3. In all other respects, the Servicing Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of November 1, 2001.

THE FIRST MARBLEHEAD                     PENNSYLVANIA HIGHER
CORPORATION                              EDUCATION ASSISTANCE AGENCY


BY: /s/ Ralph James                      By: /s/ Michael H. Hershock
   --------------------------------         ---------------------------------
Print Name: RALPH JAMES                  Print Name: Michael H. Hershock
           ------------------------                 -------------------------
Title: PRESIDENT                         Title:         President & CEO
      -----------------------------            ------------------------------
Date: 1/9/02                             Date:
     ------------------------------           -------------------------------

Approved as to form and legality         Approved as to form and legality


/s/ Sheila Dau Lard                      /s/ [Illegible]
-----------------------------------      ------------------------------------
PHEAA Legal Counsel                      Pennsylvania Deputy Attorney General

                             THIRD AMENDMENT TO THE
                         ALTERNATIVE SERVICING AGREEMENT
                                     BETWEEN
                 PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
                                       AND
                        THE FIRST MARBLEHEAD CORPORATION

     THIS THIRD AMENDMENT is made this 1st of May, 2003, by and among the PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North Seventh Street, Harrisburg, Pennsylvania 17102 (herein referred to as the "Servicer"), THE FIRST MARBLEHEAD CORPORATION, having an address at 30 Little Harbor, Marblehead,
Massachusetts 01945 and the Issuer (as defined below) (said corporation and said Issuer being collectively referred to herein as the "Owner").

                                    RECITALS

     WHEREAS, the parties previously entered into a Alternative Servicing Agreement dated October 16, 2001, as amended by the qFirst Amendment dated November 1, 2001 and as further amended by the Second Amendment dated
November 1, 2001, and as subsequently amended to add other Student Loans guaranteed by The Education Resources Institute, Inc.(herein collectively referred to as the "Agreement"), which sets forth the terms for the servicing of Student Loans owned by the Owner and serviced by the Servicer;

     WHEREAS, Servicer and Owner now wish to amend the Fee Schedule attached to the Agreement; and

     WHEREAS, pursuant to a Servicer Consent Letter dated as of November 1, 2001, the rights of Owner for servicing of certain Student Loans under this Agreement were assigned to The National Collegiate Master Student Loan Trust I, a Delaware business trust ("Issuer") concurrent with the Issuer's purchase of a portfolio of the Student Loans; and

     WHEREAS, Issuer desires to join in this Amendment to assure that the terms hereof shall apply to the rights and obligations it holds as a partial assignee of the Agreement and Servicer desires that this Amendment shall apply equally to all loan owners who receive servicing under the Agreements; and

     WHEREAS, Servicer and Owner otherwise wish to retain all terms and provisions in the Agreement and to continue to exercise their rights and fulfill their duties thereunder.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, and intending to be legally bound, the parties agree as follows:

1. The Fee Schedule is deleted in its entirety and replaced with the following:

                                FEE SCHEDULE FOR
                         ALTERNATIVE SERVICING AGREEMENT
                             DATED OCTOBER 16, 2001
                                     BETWEEN
                 PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
                                       AND
                        THE FIRST MARBLEHEAD CORPORATION

I.   DEFINITIONS

     In addition to the words and terms elsewhere defined in this Agreement, the following terms shall have the following meanings unless the Agreement indicates a contrary meaning or intent:

     A. An "Account" is to refer to the promissory notes collectively of an individual Borrower of a particular Student Loan type in the same status and having the same Guarantor.

     B. An "Interim Account" is to refer to promissory notes collectively of an individual Student Loan Borrower (1) constituting an In-School (Enrolled) Account, or (2) a Grace Account.

     C. A "Repayment Account" is to refer to the promissory notes of an individual Student Loan Borrower under the terms of which the repayment period has commenced, and includes Accounts in deferment or forbearance.

     D. A "In-School (Enrolled) Account" is to refer to the promissory notes collectively of an individual Student Loan Borrower (1) with respect to which the Borrower is enrolled at an eligible institution on at least a half-time basis, and (2) under the terms of which the repayment period for principal and interest has not yet commenced.

     E. A "Grace Account" is to refer to the promissory notes collectively of an individual Student Loan Borrower (1) with respect to which the Borrower has ceased to be enrolled in an eligible institution on at least a half-time basis, and (2) under the terms of which the repayment period has not yet commenced.

     F. "Standard Conversion" means the conversion of a Borrower's Account from data provided in hard-copy format or on magnetic tape.

     G. "On-System Conversion" means the conversion of a Borrower's Account which the Servicer is currently Servicing for an owner or holder other than the current owner or holder.

     H. "Student Loan" is to refer to Student Loans serviced under the terms of the Alternative Servicing Agreement between Servicer and FMC dated October 16, 2001 and serviced in accordance with the Program Guidelines as defined in such Agreement.

II.  SERVICING FEES

1.   MONTHLY SERVICING FEES - INTERIM ACCOUNT STATUS:

     The Servicing fee for Student Loans in Interim Account Status shall be payable by the Owner on a pro-rated monthly basis and shall be equal to [**] based upon the ending principal balance at each month end.

     ([**] x ending principal balance at month end divided by 12)

2.   MONTHLY SERVICING FEES - REPAYMENT ACCOUNT STATUS:

     (a) The Servicing fee for loans in Repayment Account status for the first [**] from the beginning of the Repayment Start Date (which shall mean the later of the first day following the expiration of any applicable grace period or the first day following the expiration of Enrolled status), shall be payable by the Owner on a pro-rated monthly basis and shall be equal to [**] per annum based upon the ending principal balance at each month end for all loans [**]:

          ([**] x ending principal balance at month end divided by 12)

     (b) The Servicing fee for loans in Repayment Account status for the first [**] from the beginning of the Repayment Start Date shall be payable by the Owner on a pro-rated monthly basis and shall be equal to [**] per annum based upon the ending principal balance at each month end for all loans [**]:

          ([**] x ending principal balance at month end divided by 12)

     (c) The Servicing fee for loans in Repayment Account status beginning on [**] after the beginning of the Repayment Start Date and thereafter throughout payout shall be payable by the Owner on a pro-rated monthly basis and shall be equal to sixty (60) basis points per annum based upon the ending principal balance at each month end for all loans [**]:

          ([**] x ending principal balance at month end divided by 12)

     (d) The Servicing fee for loans in Repayment Account status beginning on [**] after the beginning of the Repayment Start Date and thereafter throughout payout shall be payable by the Owner on a pro-rated monthly basis and shall be equal to [**] per annum based upon the ending principal balance at each month end for all loans [**]:

          ([**] x ending principal balance at month end divided by 12)

3.   RETURN OF RECORDS/DECONVERSION

     The Owner shall pay for the return of Student Loan records belonging to the Owner, upon termination of this Agreement or with respect to any particular Student Loan, to the extent provided for under Section 12.4 of the Agreement, at its own cost and expense, not to exceed [**] per Student
     Loan file.

4.   CLAIM PROCESSING FEE

     The Owner shall pay the claim processing fee for defaulted Student Loans at the rate of [**] per claim package filed.

     Claim processing shall include, without limitation, presentation to Insurer of all documentation required under the Program Guidelines, in the form required thereunder.

5.   CURE SERVICING FEES: The Owner shall pay Cure Servicing fees as follows:

     (a)  For Owner Caused Cures,

          (i)   Monthly per Account Servicing fee;
          (ii) [**] per Account for skiptracing activities, including letters and phone calls, if located;
          (iii) [**] per Account if referred to a third party under contract with the Servicer for Cure/collection after successful location; and
          (iv) [**] per Account if the guarantee is reinstated or a default claim is paid; or
          (v)   [**] per Account if deconverted and returned to the Owner.

     (b) For Servicer Caused Cures, the Owner shall pay monthly, per Account, the Servicing fees as set forth in this Schedule. Any Servicing deficiency that voids or limits the guaranty under the Program Guidelines shall constitute a Servicer Caused Cure.

6.   SERVICING FEES FOR REINSTATEMENT OF ACCOUNTS TO SERVICER'S SERVICING SYSTEM

     The Owner shall pay a fee of [**] dollars ($[**]) per Student Loan Account to reinstate such Student Loan to Servicer's Servicing system, including, but not limited to defaulted Student Loans, and later reconverted to the Servicer's Servicing system.

7.   MISCELLANEOUS EXPENSES

     An additional amount for miscellaneous expenses will be billed for Services requested by the Owner, such as document transferal, special computer reports, mail and shipping costs, etc., not otherwise required to be furnished. Fees for computer projects will be billed at the following rates:

     (a)  Staff Services          -       $[**] per hour
     (b)  Computer Programmer     -       $[**] per hour
     (c)  Computer Analyst        -       $[**] per hour
     (d)  Computer Clock Hour     -       $[**] per hour

III. EARLY TERMINATION FEES

In the event Owner is required pursuant to the Agreement to pay an Early Termination Fee, such Fee shall be assessed and paid to Servicer as follows:

     A.   $[**] per Account during the first year of the Agreement;

     B.   $[**] that this Agreement has been in effect X
          [**] per Account anytime after the first year of the Agreement.

                                       II.

     This Third Amendment shall be effective as of May 1, 2003.

                                      III.

     Except as otherwise amended by this Third Amendment, the Agreement, including without limitation the Fee Schedule, shall remain in full force and effect.

                                       IV.

     This Third Amendment may be simultaneously executed in several counterparts each of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, Servicer, the Issuer and FMC have executed this Third Amendment and it shall be deemed to be executed such on the month, day and year first above written.


THE FIRST MARBLEHEAD                    PENNSYLVANIA HIGHER EDUCATION
CORPORATION                             ASSISTANCE AGENCY


By: /s/ Daniel Meyers                   By: /s/ Richard E. Willey
    -------------------------               -------------------------
Name: DANIEL MEYERS                     Name:    Richard E. Willey
      -----------------------                 -----------------------
Title: CHAIRMAN & CEO                   Title:   President and CEO
       ----------------------                  ----------------------
Date: 30 APRIL 2003                     Date:
      -----------------------                 -----------------------

Federal Tax ID Number:
                       ------

THE NATIONAL COLLEGIATE
MASTER STUDENT LOAN
TRUST I

By: Wachovia Trust Company, N.A.,
Trustee

By:
    -------------------------
Date:
      -----------------------
Federal Tax Id No:
                  -----------


Approved as to form and legality.       Approved as to form and legality.


------------------------------------    ----------------------------------------
Deputy Attorney General                 PHEAA Legal Counsel